Exhibit 10(v)
                              ASSIGNMENT OF LEASES

This Assignment of Leases is made this 1st day of December, 1999, between Abdul Rashid Afridi, hereinafter "Assignor", and A-Z South State Corporation, a Utah corporation, hereinafter "Assignee."

In consideration of the sum of TEN DOLLARS and other good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee all of the right, title, estate and interest of the undersigned in and to those certain Leases ("Leases") identified on Exhibit "A" attached hereto and incorporated herein by this reference, which Leases cover that certain real property located in Salt Lake County, more particularly described as follows:

         Lots 32,33 and 34, Block 1, SOUTH MAIN STREET ADDITION, PLAT "A", according to the official plat thereof, as recorded in the office of the County Recorder of said County.

Assignor warrants and represents that the Leases are in full force and effect, that Assignor is not in default or breach of the Leases, and has no knowledge of any claims, offsets, or defenses of the tenants under the Leases, nor any basis for asserting the same. Assignor further represents that rents due subsequent to this assignment have not been paid in advance by the tenants, except as disclosed to the Assignee.

Pursuant to the Agreement of Purchase and Sale dated November 12, 1999, Assignor also assigns and transfers to the Assignee any other contracts, warranties, or rights relating to the Property operated.

Assignee hereby accepts this assignment by Assignor and agrees to fulfill the terms and conditions of the Leases described herein as they relate to the performance of the Lessor/Landlord, and to hold harmless and protect Assignor from any default therein.

ASSIGNOR:




By:  /s/  Abdul Rashid Afridi
   ----------------------------------------
Abdul Rashid Afridi

ASSIGNEE:

A-Z South State Corporation, a Utah Corporation


/s/  Richard D. Surber
------------------------------------------
By:  Richard D. Surber
Its:  President

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